UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2014

Item 1. Report to Stockholders.

Global Equity Fund

ANNUAL REPORT

For the Year Ended

June 30, 2014

Table of Contents

A Message to Our Shareholders	2

Portfolio Holdings By Country	11

Expense Example	11

Performance Chart and Analysis	14

Schedule of Investments	16

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	38

Trustees and Executive Officers	39

Additional Information	42

Privacy Notice	44

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

The type of investing pioneered by Portfolio 21 Investments more than thirty years ago is gaining momentum as more investors now understand the importance of the risks and opportunities that companies face or pose in their interactions with the natural environment and society.  As more investors look for companies that perform well on environmental, social and governance (ESG) characteristics, public companies throughout the world work to improve public perception of their ESG performance.  In some cases it is just optics; in many other cases companies are reacting not just to investor demands, but to the realities of a changing world and to the pressure on natural resources that is increasingly visible in our lives and news everyday.

We find two important concepts related to these trends.  We have evolved from saying, in the face of broad investor skepticism, that issues of ESG performance may matter in the future.  Today, most investors are attempting to “get up to speed” on ESG performance.  Second, we continue to find that a relatively small percentage of companies, even those that look good in their public image, are actually doing an excellent job on the critical ESG metrics that Portfolio 21 bases its analysis upon.  In one market sector we recently analyzed, we began with 116 companies we thought had merit, got down to 17 companies that were subject to our in-depth research, and ultimately approved just two for potential investment.  Granted, Portfolio 21 is known to maintain a high bar of selectivity.

The increased investor interest in ESG is a positive, but we worry that not all investors will exercise the intensive selectivity that Portfolio 21 has honed over the decades and that the potential impact from the efforts of responsible investors may become watered down.

As shareowners of Portfolio 21 Global Equity Fund you are participating in positive change from a position of leadership.

Just as we are selective regarding ESG criteria, we are also selective regarding the financial quality of the companies in which we invest.  Despite the fact that the companies in our portfolio produced stronger earnings growth than the average for the MSCI World Index, our investment performance trailed behind the benchmark during the recent period.  Despite our strong absolute results, we are disappointed in our results relative to the market overall.

Returns for period ended June 30, 2014

				MSCI	MSCI
		Retail	Institutional	World	World	MSCI
		(PORTX)	(PORIX)	(GTR)1	(NTR)2	ACWI
1 Year	Return (%)	17.24	17.61	24.71	24.05	22.95
	Return (%)	8.27	8.59	12.45	11.81	10.25
	Standard	13.16	13.17	13.74	13.76	14.27
3 Year	Deviation
	Alpha	-0.86	-0.58
	Information	-0.53	-0.44
	Ratio
	Return (%)	11.81	12.14	15.62	14.99	14.28
	Standard	14.32	14.33	14.70	14.72	15.01
5 Year	Deviation
	Alpha	-1.36	-1.08
	Information	-0.72	-0.63
	Ratio
	Return (%)	7.04	7.36	7.84	7.25	7.46
	Standard	15.74	15.75	16.07	16.07	16.61
10 Year	Deviation
	Alpha	0.02	0.15
	Information	-0.10	-0.06
	Ratio
	Return (%)	5.49	5.80	4.88	4.36	4.57
	Standard	17.00	17.00	16.14	16.13	16.53
Since Inception	Deviation
	Alpha	1.09	1.18
	Information	0.15	0.16
	Ratio
Gross Expense		1.45	1.15
Ratio (%)*

1	GTR: Gross Total Return
2	NTR: Net Total Return
*	Expense ratios are from the prospectus dated October 31, 2013.

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-351-4115.

PORIX performance reflects a blend of retail class shares (PORTX) and institutional class shares (PORIX) adjusted to reflect institutional class (PORIX) fees.  PORTX performance is used from fund inception date, 9/30/99, until the launch of PORIX on 3/30/07.  PORIX performance is used from 3/30/07 to date.

Effective immediately, the Fund will be measuring its performance against the MSCI ACWI Index rather than the MSCI World Index because the MSCI ACWI Index better reflects the Fund’s investment style.

We have analyzed our investment activity and remain confident that our approach of investing in companies that exhibit what we believe to be excellent ESG practices and that also have high quality fundamentals has the potential to produce the type of competitive results found in our longer-term track record.  We have simply had a period of unfortunate stock picking—good companies purchased at the wrong time—in a portion of the portfolio over the recent past.  We are committed to seeking competitive results and owning leaders in environmental, social and governance business practices.  We appreciate your loyalty and patience during this period.

Finding Acceptable Companies From Portfolio 21’s ESG Perspective

One of our most important investment goals is to find the companies that are actually superior in their business practices in terms of how they impact society and the environment.  We conduct our own in- depth research into each company that we consider for the portfolio and we find that our approach results in a set of criteria that constitute a “high bar” for socially and environmentally responsible investors.  We believe we own the highest quality companies in terms of ESG criteria, the true global leaders.

A key aspect of this portion of our work is the “sector thesis” that our research team establishes for every economic sector.  We identify the major impact areas that are present in each sector, the specific impacts that companies in this sector may have on the environment or society, and the associated risks and opportunities.  As you would imagine, there is a great difference between the issues posed by a company in the computer software business as compared to a company in the steel manufacturing business.  By taking a detailed sector by sector, or when appropriate a sub-sector by sub-sector approach, we are able to concentrate our research efforts in the areas that we believe really matter to the environment and society, as opposed to taking a broad brush approach.

We make every effort to focus our research time and attention on companies that we believe have a chance of making it through our process, companies that we believe may be global leaders.  We use industry leading external ESG research services in order to focus on companies they have deemed to be high quality.  And we have developed our own proprietary scoring system that allows us to use publicly available information, often provided by the companies we are researching, to conduct a moderately detailed review of companies before we take a deep research dive.

However, once we go in depth and apply our sector thesis and proprietary criteria, we find significant differences between companies’ actual business practices and behaviors.  In this stage of our process the list of potential investments shrinks dramatically and many of the companies given good marks by ESG research services drop by the wayside.

Overall, in the year ended June 30, 2014, Portfolio 21 did intensive research on 38 companies and only 16 of them made it through and became potential investments.

Recently, in what may be an extreme example, we examined the Chemicals industry group within the Materials sector and went from 116 companies to consider to just two companies as acceptable potential investments.  The Chemicals industry group includes companies within the following sub-industry groupings: Commodity Chemicals, Diversified Chemicals, Fertilizers & Agricultural Chemicals, Industrial Gases, and Specialty Chemicals.  In total, 116 companies were identified for research.  Next, Portfolio 21 applied its proprietary ranking system in which we identified the companies with what we view as strong financial and environmental key performance indicators, resulting in just 17 companies for in-depth ESG research.

To analyze the remaining 17 companies in the Chemicals industry group, Portfolio 21 analysts conducted detailed comparative analysis honing in on whether the company met our ESG thesis.  For this industry group, we were especially attentive to companies’ raw material and product portfolio—were they comprised of predominantly toxic substances that pose significant human and environmental risk that could be targeted by future chemical restrictions? Similarly, we analyzed companies’ chemical management and substitution strategies as well as initiatives aimed to significantly reduce pollution.  In the end, of the 17 companies analyzed against Portfolio 21’s ESG thesis, just two companies were approved for inclusion in our investable universe.

The quality of Portfolio 21’s holdings relative to the benchmark can be gauged by reviewing MSCI IVA ratings for the companies in the Fund compared to the index.

MSCI ESG IVA Ratings as of June 30, 2014

	Portfolio 21 (%)	MSCI World (%)	MSCI ACWI (%)
AAA	25	5	5
AA	25	11	11
A	18	17	17
BBB	23	22	21
BB	11	20	20
B	0	17	17
CCC	0	7	7
% of holdings covered by MSCI IVA	78	100	98

Figures may not total to 100 due to rounding methodology.  MSCI ESG IVA ratings service does not cover all companies.  The coverage percentage is included to indicate the availability of information on holdings.  There is no “Not Rated” category.

MSCI ESG Intangible Value Assessment (IVA) analyzes companies’ financially material risks and opportunities arising from environmental, social, and governance factors.  The company rating is expressed on a seven-point scale (‘AAA–CCC’).

Through a quantitative analysis of a company’s exposure to ESG-driven risks and opportunities and in-depth comparison against sector peers on how well companies are managing their exposures, the IVA ratings model differentiates companies’ positioning on medium- to long-term value or risks that may not be considered by conventional financial metrics.  For a more detailed explanation of methodology, please visit http://www.msci.com/products/esg/iva/methodology.html.

Just as we diligently strive to own the world leaders in terms of ESG characteristics and performance, so too do we strive to own companies with high quality business fundamentals.  As noted in our introduction, our investment results have recently lagged the market returns, despite the good fundamental results from the companies we have selected.

In some cases, companies we selected recently produced impressive results, but Wall Street was disappointed with the companies’ more conservative comments about the potential for near-term improvement and the stocks dropped.  A good example of this is Silver Spring Networks, which produced quarterly results that were in line with our expectations but its forward guidance was below Street expectations as contract conversion cycles lengthened, leading to a sharp selloff in the stock.  The stock dropped more than 30% following the results and ended 23% lower for the quarter, despite revenues growing 34% year-over-year and earnings per share (EPS) nearly doubling.  The company is a leader in networking technologies that modernize today’s power grid.  Silver Springs’ solutions improve energy management and efficiency; these technologies are useful in helping utilities to optimize the timing of power generation, resulting in improved efficiency and reduced emissions.  The smart grid provider’s open standard and asset-light model is still attractive to us but the company needs to rebuild credibility by consistent execution.  We sold our shares but will continue to monitor the name and the space.

Another detractor from performance was due to many of our higher-growth mid-cap stocks declining in price as other investors took profits after recent strong gains, despite solid fundamental results and stable outlooks.  Generac Holdings, a leader in the production of efficient electric generators and SVB Financial, a bank known for its socially responsible lending are two examples.  Shares of Generac dropped 17% during the second quarter after rising 60% during the previous three quarters.  The company has grown its earnings per share by 85% over the past year and sports industry leading margins and returns on equity.  We believe the company may continue to grow at above-market rates on increased penetration in residential backup power, commercial and industrial market share gains, and expansion into new markets and geographies.  SVB Financial lost almost 10% after climbing 55% in the previous three quarters, despite beating earnings expectations by 25%.  Earnings jumped 117% on solid loan growth and securities gains.  SVB’s distinction in the innovation space, coupled with a target market that has continued to expand, should enable above-average balance sheet and EPS growth.  We are maintaining our position in these companies.

Selected Fundamentals for Year Ended June 30, 2014

	Portfolio 21	MSCI World	MSCI ACWI
Historical 5 Year EPS Growth (%)	52.50	27.97	32.23
Net Income Growth 1-Year	71.36	15.55	12.82
Long Term EPS Growth Estimate (%)	13.77	11.35	11.60
5 Year Average Return On Equity (%)	18.07	17.13	17.26
Current Return on Equity (%)	18.99	18.27	18.33
Long Term Estimated Return on Equity (%)	21.76	19.48	19.90
Debt/Capital (%)	33.93	41.10	40.61
Historical 5 YR Average P/E (x)	18.39	15.86	15.23
Current P/E (x)	19.66	17.30	16.45
P/E based on next 12 months (x)	15.63	15.05	13.88

We continue to believe that the combination of strong fundamentals and high quality ESG characteristics has the potential to produce competitive investment returns, despite the recent soft results.  Again, we appreciate your loyalty and patience.

In fact, many of our holdings that have powerful ESG stories did quite well during the period.

New Britain Palm Oil (NBPO) has risen steadily since the start of the second quarter as news reports indicated that Felda Global Ventures was interested in acquiring Kulim (Malaysia) Berhad’s 49% stake in the company.  NBPO’s plantation assets in Papua New Guinea are coveted as they have higher yields than those in Malaysia and Indonesia.  The stock gained more than 20% during the second quarter and is up 25% since the position was established last September.  Palm oil’s low cost has led it to rapidly grow to become the most used vegetable oil, though it comes at a high environmental cost because of tropical deforestation impacts on biodiversity and land use changes that release significant amounts of greenhouse gases.  NBPO has joined forces with World Wide Fund for Nature, Greenpeace and other non-governmental organizations to form the Palm Oil Innovation Group, which is seeking more action from growers to tackle carbon dioxide emissions and buyers to move quickly toward more sustainable palm oil production.

SunOpta rose after reporting strong first quarter results that were well ahead of Street expectations, following a period of transition that kept a lid on earnings upside, driven by strong sales growth in consumer products, which is its highest margin business.  Shares gained nearly 20% in the second quarter and are up more than 30% since we purchased the stock in October.  Investors warmed up to the stock as the company exceeded internal targets to move aggressively up the value chain into higher value-added consumer products.  We believe potential further sales gains and margin expansion in coming years as the company advances on its strategic plan and consumer demand for natural and organic foods remains strong.  Further potential upside could come from acquisitions as the company’s propensity to do so has been supported by a strong balance sheet.

Novo Nordisk shares performed very well over the past twelve months, appreciating 40%.  Long-term performance since the position was initiated in 1999 is even more impressive.  Novo Nordisk is the only drug maker for which growth in sales since 2001 has outstripped rising research and development (R&D) costs; the latter category has grown the most of large pharma peers.  We believe Novo Nordisk’s R&D emphasis has the potential to continue paying dividends.  Late-stage trial results presented recently to the American Diabetes Association shows a combination of new insulin with its established Victoza therapy lowered blood sugar to unprecedented levels and should be an important diabetes treatment if approved.

First Solar stock has risen more than 30% during the past six months and nearly 60% during the past one-year period on strong demand for solar energy.  The opening of new markets and industry consolidation has resulted in increased revenues and profitability for the sector, and anti-subsidy tariffs and impending carbon regulation in the U.S. may drive profits and sales growth further.  First Solar exited 2013 with about 6% share of global photovoltaic unit shipments and nearly 15% share of industry- wide revenues, buoyed by the firm’s services business.  The company’s thin-film technology is anticipated to position the company to increase its module-level cost per megawatt lead versus poly-silicon based solutions in the utility market, allowing it to sustain leadership in the large-scale solar market.  Additionally, First Solar plans to introduce the TetraSun product in 2014, which should open up potential growth opportunities in the commercial, residential, and community-scale markets, doubling the estimated addressable market.

Apple shares are up 60% over the last twelve months and more than 20% over the past three.  The stock has been on the rise since the company announced plans to return $100 billion to shareholders through dividends and share buybacks in April 2013 and reported a surge in second quarter iPhone sales.  Investors are processing Apple’s strategy for competing in the cloud-based world and anxiously awaiting details on new products still expected to be released this year.  We remain keen on the company’s strategy of producing new and innovative devices and services designed to keep users happily ensnared in the iTunes ecosystem for years to come.

We strive to meet three criteria at all times in the companies of our portfolio: world leaders in terms of ESG performance, high quality operating fundamentals, and competitive investment results.  We believe the first two goals are somewhat within our control and are the result of our disciplined day-to-day research effort.  Over the long term, adhering to our discipline has produced the competitive results we desire.  Once again, thank you for your patience during this period of soft investment results.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

John Streur	Jim Madden	Tony Tursich
President	Chief Investment Officer	Senior Portfolio Manager

Beth Williamson	Emily Lethenstrom
Senior Research Analyst	Senior Research Analyst

The information provided herein represents the opinion of the Portfolio Manager of the Fund and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Portfolio 21 may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Portfolio 21’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy. There are no assurances that the fund will achieve its objective and/or strategy. Current and future portfolio holdings are subject to risk.

Holdings are subject to change and are not recommendations to buy or sell any security.  See complete Fund holdings information.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the schedule of investments in the report for current fund holdings.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Gross total return indices reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indices do not, however, include any tax credits. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices.  Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.  An investment cannot be made directly in an index.

Standard deviation is applied to the annual rate of return of an investment to measure the investment’s volatility. Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility. Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. Information Ratio is a ratio of portfolio returns above the returns of a benchmark (usually an index) to the volatility of those returns. The information ratio (IR) measures a portfolio manager’s ability to generate excess returns relative to a benchmark. Return on Equity is the amount, expressed as a percentage, earned on a company’s common stock investment for a given period. The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells. Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. EPS Growth and Earnings Growth are not forecasts of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21 Global Equity Fund

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2014 (Unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$6,397,236	1.3%
Belgium	5,527,490	1.1%
Brazil	21,777,781	4.4%
Canada	23,253,362	4.6%
Denmark	22,681,663	4.5%
France	26,061,971	5.2%
Germany	20,079,339	4.0%
Ireland	5,577,490	1.1%
Japan	22,883,790	4.6%
Netherlands	10,142,830	2.0%
Portugal	6,762,273	1.4%
South Africa	5,105,694	1.0%
South Korea	5,276,896	1.0%
Spain	6,008,327	1.2%
Sweden	23,567,994	4.7%
Switzerland	13,778,719	2.8%
Taiwan	7,510,179	1.5%
United Kingdom	30,793,059	6.2%
United States	244,604,737	48.9%
Liabilities in Excess of
Other Assets	(7,348,605)	(1.5)%
	$500,442,225	100.0%

EXPENSE EXAMPLE For the Six Months Ended June 30, 2014 (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund (the “Fund”), you incur two types of costs (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/14 – 6/30/14).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, distribution fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/14	6/30/14	1/1/14 – 6/30/14*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$1,023.50	$7.12
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,017.75	$7.10

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/14	6/30/14	1/1/14 – 6/30/14*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$1,025.00	$5.62
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.24	$5.61

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.42% for Retail Class shares and 1.12% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Portfolio 21 Global Equity Fund – Retail Class
Value of $10,000 vs MSCI World Equity Index

Average Annual Returns for the periods ended June 30, 2014

	1 Year	5 Year	10 Year
Portfolio 21 Global Equity Fund –
Retail Class	17.24%	11.81%	7.04%
MSCI World Equity Index (GTR)	24.71%	15.62%	7.84%
MSCI World Equity Index (NTR)	24.05%	14.99%	7.25%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2004, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

Portfolio 21 Global Equity Fund – Institutional Class
Value of $100,000 vs MSCI World Equity Index

Average Annual Returns for the periods ended June 30, 2014

			Since
			Inception
	1 Year	5 Year	3/30/2007
Portfolio 21 Global Equity Fund –
Institutional Class	17.61%	12.14%	3.85%
MSCI World Equity Index (GTR)	24.71%	15.62%	4.81%
MSCI World Equity Index (NTR)	24.05%	14.99%	4.21%

This chart illustrates the performance of a hypothetical $100,000 investment made on March 30, 2007, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2014

Shares		Value

COMMON STOCKS: 96.2%

Automobiles & Components: 1.3%
130,481	Johnson Controls, Inc.
	(United States)	$6,514,916

Banks: 7.0%
575,000	Banco Santander
	SA (Spain)	6,008,327
352,370	DGB Financial
	Group
	(South Korea)	5,276,896
450,000	New Resource
	Bank (United
	States) (a)(b)(c)	1,980,000
53,698	SVB Financial
	Group (United
	States) (a)	6,262,261
176,650	The Toronto
	Dominion Bank
	(Canada)	9,093,655
200,000	Westpac Banking
	Corp. (Australia)	6,397,236
		35,018,375

Capital Goods: 6.0%
200,886	Atlas Copco AB –
	Class A (Sweden)	5,799,813
72,266	Eaton Corp. PLC
	(Ireland)	5,577,490
60,222	Schneider Electric
	SA (France)	5,678,539
45,000	Siemens AG
	(Germany)	5,941,536
94,196	Tennant Co.
	(United States)	7,189,039
		30,186,417

Commercial Services & Supplies: 3.9%
50,185	IHS, Inc. (United
	States) (a)	6,808,599
133,000	Intertek Group
	(United Kingdom)	6,253,299
143,000	Waste Management,
	Inc. (United States)	6,396,390
		19,458,288

Communications Equipment: 2.7%
501,846	Ericsson (Sweden)	6,062,679
95,000	QUALCOMM, Inc.
	(United States)	7,524,000
		13,586,679

Computers & Peripherals: 2.7%
89,929	Apple, Inc.
	(United States)	8,357,102
45,000	Stratasys Ltd.
	(United
	States) (a)#	5,113,350
		13,470,452

Construction & Engineering: 1.4%
200,000	Quanta Services,
	Inc. (United
	States) (a)	6,916,000

Consumer Durables & Supplies: 4.1%
165,738	Koninklijke Philips
	Electronics NV
	(Netherlands)	5,260,245
100,000	Nike, Inc.
	(United States)	7,755,000
600,000	Panasonic Corp.
	(Japan)	7,273,233
		20,288,478

Diversified Financial Services: 2.2%
281,686	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.
	(United States)	4,039,377
37,136	Intercontinental-
	Exchange Group,
	Inc. (United States)	7,014,990
		11,054,367

Electrical Equipment: 1.3%
130,000	Generac Holdings,
	Inc. (United
	States) (a)	6,336,200

Food, Beverage & Tobacco: 1.4%
95,240	Danone (France)	7,081,901

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2014, Continued

Shares		Value

Food Manufacturing: 2.7%
300,923	Darling Ingredients,
	Inc. (United
	States) (a)	$6,289,291
849,873	New Britain Palm
	Oil Ltd. (United
	Kingdom)	7,055,121
		13,344,412

Food Products: 2.3%
260,600	Sao Martinho
	SA (Brazil)	4,576,275
500,000	Sunopta, Inc.
	(Canada) (a)	7,040,000
		11,616,275

Food & Staples Retailing: 1.4%
411,292	Jeronimo Martins,
	SGPS, SA
	(Portugal)	6,762,273

Health Care Equipment & Services: 1.1%
450,000	Elekta AB (Sweden)	5,715,406

Hotels, Restaurants & Leisure: 1.4%
400,000	Compass Group PLC
	(United Kingdom)	6,954,539

Household & Personal Products: 1.1%
330,292	Natura Cosmeticos
	SA (Brazil)	5,605,771

Insurance: 3.4%
43,000	Allianz SE
	(Germany)	7,177,296
175,646	Metlife, Inc.
	(United States)	9,758,892
		16,936,188

Internet Software & Services: 1.3%
130,481	eBay, Inc.
	(United States) (a)	6,531,879

IT Services: 1.3%
30,000	Visa, Inc.
	(United States)	6,321,300

Materials: 6.3%
1,150,000	Klabin SA (Brazil)	5,787,735
155,000	Novozymes A/S –
	Class B (Denmark)	7,774,256
50,185	Praxair, Inc.
	(United States)	6,666,576
230,000	Svenska Cellulosa
	AB – Class B
	(Sweden)	5,990,096
118,789	Umicore (Belgium)	5,527,490
		31,746,153

Multiline Retail: 1.0%
694,582	Woolworths
	Holdings Ltd.
	(South Africa)	5,105,694

Personal Products: 1.2%
35,000	L’Oreal (France)	6,026,269

Pharmaceuticals & Biotechnology: 8.0%
18,000	Biogen Idec, Inc.
	(United States) (a)	5,675,580
323,000	Novo-Nordisk A/S –
	Class B (Denmark)	14,907,407
46,244	Roche Holdings
	AG (Switzerland)	13,778,719
55,000	Waters Corp.
	(United States) (a)	5,744,200
		40,105,906

Real Estate: 2.8%
52,000	Jones Lang Lasalle,
	Inc. (United States)	6,572,280
25,000	Unibail-Rodamco
	SE-REIT (France)	7,275,262
		13,847,542

Retailing: 2.6%
141,387	The TJX Companies,
	Inc. (United States)	7,514,719
90,332	Tractor Supply Co.
	(United States)	5,456,053
		12,970,772

Semiconductors & Semiconductor
Equipment: 4.2%
94,000	First Solar, Inc.
	(United States) (a)	6,679,640

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2014, Continued

Shares		Value

Semiconductors & Semiconductor
Equipment (Continued)
100,369	IPG Photonics
	Corp. (United
	States) (a)#	$6,905,387
351,107	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd.
	SA – ADR
	(Taiwan)	7,510,179
		21,095,206

Software & Services: 7.2%
86,425	Adobe Systems, Inc.
	(United States) (a)	6,253,713
80,000	Ansys, Inc.
	(United States) (a)	6,065,600
17,000	Google, Inc. –
	Class A
	(United States) (a)	9,939,390
12,000	Google, Inc. –
	Class C
	(United States) (a)	6,903,360
90,332	SAP SE (Germany)	6,960,507
		36,122,570

Telecommunication Services: 3.9%
120,000	KDDI Corp. (Japan)	7,321,630
159,595	Verizon
	Communications,
	Inc. (United States)	7,808,983
132,120	Vodafone Group
	PLC – ADR
	(United Kingdom)	4,411,487
		19,542,100

Transportation: 5.4%
39,300	Canadian Pacific
	Railway Ltd.
	(Canada) (a)	7,119,707
105,200	East Japan Railway
	Co. (Japan)	8,288,927
100,000	Koninnklijke Vopak
	NV (Netherlands)	4,882,585
75,000	Ryder Systems, Inc.
	(United States)	6,606,750
		26,897,969
Utilities: 3.6%
172,000	ITC Holdings Corp.
	(United States)	6,274,560
425,000	National Grid PLC
	(United Kingdom)	6,118,613
200,738	Ormat Technologies,
	Inc. (United States)	5,787,276
		18,180,449
TOTAL COMMON STOCKS
(Cost $356,001,927)		481,340,746

PREFERRED STOCKS: 1.2%

Banks: 1.2%
400,000	Banco Bradesco SA
	(Brazil)	5,808,000

TOTAL PREFERRED STOCKS
(Cost $5,727,740)		5,808,000

SHORT-TERM INVESTMENTS: 2.1%

Money Market Funds: 2.1%
10,699,284	First American Prime
	Obligations Fund –
	Class Z, 0.016%^	10,699,284

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,699,284)		10,699,284

INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 2.0%

Money Market Funds: 2.0%
9,942,800	First American Prime
	Obligations Fund –
	Class Z, 0.016%^	9,942,800

TOTAL INVESTMENT PURCHASED
WITH THE CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $9,942,800)		9,942,800

TOTAL INVESTMENTS IN
SECURITIES: 101.5%
(Cost $382,371,751)		507,790,830

Liabilities in Excess of
Other Assets: (1.5)%		(7,348,605)
TOTAL NET ASSETS: 100.0%		$500,442,225

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2014, Continued

#	This security or a portion of this security was out on loan at June 30, 2014. Total loaned securities had a market value of $9,798,665 at June 30, 2014.
(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of June 30, 2014, the total market value of illiquid securities was $1,980,000 or 0.4% of net assets.
(c)	Affiliated company as defined by the Investment Company Act of 1940.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
^	Seven-day yield as of June 30, 2014.

Percent
of Total
Country	Net Assets
Australia	1.3%
Belgium	1.1%
Brazil	4.4%
Canada	4.6%
Denmark	4.5%
France	5.2%
Germany	4.0%
Ireland	1.1%
Japan	4.6%
Netherlands	2.0%
Portugal	1.4%
South Africa	1.0%
South Korea	1.0%
Spain	1.2%
Sweden	4.7%
Switzerland	2.8%
Taiwan	1.5%
United Kingdom	6.2%
United States	48.9%
Liabilities in Excess of Other Assets	(1.5)%
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2014

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $380,391,751)*	$505,810,830
Affiliated issuers (cost $1,980,000)	1,980,000
Total investments in securities, at value (cost $382,371,751)	507,790,830
Receivables:
Fund shares sold	596,564
Investment securities sold	1,945,323
Dividends and interest	1,343,409
Securities lending income	2,202
Prepaid expenses	34,072
Total assets	511,712,400
LIABILITIES
Payables:
Payable for collateral received for securities loaned	9,942,800
Fund shares redeemed	604,828
Investment advisory fees	390,655
Administration fees	37,028
Custody fees	25,000
Fund accounting fees	16,351
Distribution fees – Retail Class	191,464
Transfer agent fees	19,186
Chief Compliance Officer fees	1,500
Trustee fees	2,800
Other accrued expenses	38,563
Total liabilities	11,270,175
NET ASSETS	$500,442,225
COMPONENTS OF NET ASSETS
Paid-in capital	$343,015,894
Undistributed net investment income	3,785,974
Accumulated net realized gain on investments and
foreign currency transactions	28,192,968
Net unrealized appreciation on investments	125,419,079
Net unrealized appreciation on foreign currency and
translation of other assets and liabilities in foreign currency	28,310
Net assets	$500,442,225
* Includes loaned securities with a market value of	$9,798,665
Retail Class:
Net Assets	$312,471,759
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,481,827
Net asset value, offering price, and redemption price per share	$41.76
Institutional Class:
Net Assets	$187,970,466
Shares issued and outstanding
(unlimited number of shares authorized without par value)	4,499,645
Net asset value, offering price, and redemption price per share	$41.77

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF OPERATIONS For the year ended June 30, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $773,043)	$10,466,473
Income from securities lending	200,489
Interest	473
Total investment income	10,667,435

EXPENSES
Investment advisory fees	4,484,881
Distribution fees – Retail Class	740,148
Transfer agent fees	269,641
Administration fees	252,231
Custody fees	164,477
Fund accounting fees	105,662
Reports to shareholders	54,461
Audit fees	24,461
Miscellaneous expenses	23,976
Registration fees	20,282
Trustee fees	10,174
Chief Compliance Officer fees	8,329
Legal fees	6,474
Insurance expense	4,236
Total expenses	6,169,433
Net investment income	4,498,002

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	50,432,082
Change in net unrealized appreciation on investments	19,002,808
Change in net unrealized appreciation of translation
of other assets and liabilities in foreign currency	30,950
Net realized and unrealized gain on investments
and foreign currency transactions	69,465,840
Net increase in net assets
resulting from operations	$73,963,842

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,498,002	$3,515,401
Net realized gain on investments and
foreign currency transactions	50,432,082	22,626,775
Change in net unrealized appreciation on
investments and foreign currency	19,002,808	42,958,896
Change in net unrealized appreciation of
translation of other assets and liabilities in
foreign currency	30,950	19,681
Net increase in net assets resulting
from operations	73,963,842	69,120,753

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,423,203)	(2,511,860)
Institutional Class	(1,114,489)	(1,680,000)
Total distributions to shareholders	(2,537,692)	(4,191,860)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net
change in outstanding shares –
Retail Class (a)	(5,623,896)	(4,852,774)
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Institutional Class (c)	16,563,433	(9,776,991)
Total increase (decrease) in net assets
from capital share transactions	10,939,537	(14,629,765)
Total increase in net assets	82,365,687	50,299,128

NET ASSETS
Beginning of year	418,076,538	367,777,410
End of year	$500,442,225	$418,076,538
Undistributed net investment income	$3,785,974	$1,933,640

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2014		June 30, 2013
	Shares	Value	Shares	Value
Shares sold	1,193,054	$47,088,562	1,103,633	$37,889,642
Shares issued in
reinvestment
of distributions	32,016	1,272,942	69,076	2,289,863
Shares redeemed (b)	(1,375,265)	(53,985,400)	(1,322,206)	(45,032,279)
Net decrease	(150,195)	$(5,623,896)	(149,497)	$(4,852,774)

(b)	Net of redemption fees of $1,598 and $4,390, respectively. Effective August 14, 2013 the 2.00% redemption fee was eliminated.

(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2014		June 30, 2013
	Shares	Value	Shares	Value
Shares sold	1,286,386	$50,320,210	820,501	$28,070,281
Shares issued in
reinvestment
of distributions	21,373	848,731	40,515	1,339,422
Shares redeemed (d)	(863,126)	(34,605,508)	(1,181,620)	(39,186,694)
Net increase (decrease)	444,633	$16,563,433	(320,604)	$(9,776,991)

(d)	Net of redemption fees of $1,357 and $310, respectively. Effective August 14, 2013 the 2.00% redemption fee was eliminated.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended June 30,
	2014	2013	2012	2011	2010
Net asset value,
beginning of year	$35.79	$30.27	$33.67	$26.83	$24.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.32 *	0.27 *	0.25 *	0.20	0.14
Net realized and unrealized
gain (loss) on investments	5.84	5.58	(3.41)	6.80	2.14
Total from investment operations	6.16	5.85	(3.16)	7.00	2.28

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.33)	(0.24)	(0.16)	(0.16)
From net realized gain	—	—	—	—	—
Total distributions	(0.19)	(0.33)	(0.24)	(0.16)	(0.16)
Paid-in capital from
redemption fees	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$41.76	$35.79	$30.27	$33.67	$26.83
Total return	17.24%	19.41%	(9.34)%	26.12%	9.19%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$312.5	$273.1	$235.5	$262.7	$192.2
Portfolio turnover rate	40%	27%	28%	8%	10%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.42%	1.44%	1.46%	1.45%	1.48%
After fees waived/recouped
and expenses absorbed	1.42%	1.44%	1.46%	1.46%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.82%	0.78%	0.83%	0.67%	0.57%
After fees waived/recouped
and expenses absorbed	0.82%	0.78%	0.83%	0.66%	0.55%

*	Average shares method.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended June 30,
	2014	2013	2012	2011	2010
Net asset value,
beginning of year	$35.74	$30.23	$33.64	$26.80	$24.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.46 *	0.36 *	0.37 *	0.30	0.23
Net realized and unrealized
gain (loss) on investments	5.82	5.58	(3.45)	6.79	2.13
Total from investment operations	6.28	5.94	(3.08)	7.09	2.36

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.43)	(0.33)	(0.25)	(0.23)
From net realized gain	—	—	—	—	—
Total distributions	(0.25)	(0.43)	(0.33)	(0.25)	(0.23)
Paid-in capital from
redemption fees	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$41.77	$35.74	$30.23	$33.64	$26.80
Total return	17.61%	19.75%	(9.09)%	26.49%	9.51%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$188.0	$144.9	$132.3	$176.7	$117.1
Portfolio turnover rate	40%	27%	28%	8%	10%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	1.12%	1.14%	1.16%	1.15%	1.18%
After fees waived/recouped and
expenses absorbed	1.12%	1.14%	1.16%	1.16%	1.20%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	1.17%	1.08%	1.21%	1.00%	0.87%
After fees waived/recouped and
expenses absorbed	1.17%	1.08%	1.21%	0.99%	0.85%
*	Average shares method
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence level when determining the use of the FVIS provided prices.  The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence level for each security for which it provides a price.  If the FVIS provided price falls within the confidence level the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilize various methods to measure the fair value of most of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America, (U.S. GAAP) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$6,514,916	$—	$—	$6,514,916
Banks	15,355,916	19,662,459	—	35,018,375
Capital Goods	12,766,529	17,419,888	—	30,186,417
Commercial
Services & Supplies	13,204,989	6,253,299	—	19,458,288
Communications Equipment	7,524,000	6,062,679	—	13,586,679
Computers & Peripherals	13,470,452	—	—	13,470,452
Construction & Engineering	6,916,000	—	—	6,916,000
Consumer Durables & Supplies	7,755,000	12,533,478	—	20,288,478
Diversified Financial Services	11,054,367	—	—	11,054,367
Electrical Equipment	6,336,200	—	—	6,336,200
Food, Beverage & Tobacco	—	7,081,901	—	7,081,901
Food Manufacturing	6,289,291	7,055,121	—	13,344,412
Food Products	11,616,275	—	—	11,616,275
Food & Staples Retailing	—	6,762,273	—	6,762,273
Health Care Equipment & Services	—	5,715,406	—	5,715,406
Hotels, Restaurants & Leisure	—	6,954,539	—	6,954,539
Household & Personal Products	5,605,771	—	—	5,605,771
Insurance	9,758,892	7,177,296	—	16,936,188
Internet Software & Services	6,531,879	—	—	6,531,879
IT Services	6,321,300	—	—	6,321,300
Materials	12,454,311	19,291,842	—	31,746,153
Multiline Retail	—	5,105,694	—	5,105,694
Personal Products	—	6,026,269	—	6,026,269
Pharmaceuticals &
Biotechnology	11,419,780	28,686,126	—	40,105,906
Real Estate	6,572,280	7,275,262	—	13,847,542
Retailing	12,970,772	—	—	12,970,772
Semiconductors &
Semiconductor Equipment	21,095,206	—	—	21,095,206
Software & Services	29,162,063	6,960,507	—	36,122,570
Telecommuincation Services	12,220,470	7,321,630	—	19,542,100
Transportation	13,726,457	13,171,512	—	26,897,969
Utilities	12,061,836	6,118,613	—	18,180,449
Total Common Stocks	278,704,952	202,635,794	—	481,340,746
Preferred Stock
Banks	5,808,000	—	—	5,808,000
Total Preferred Stock	5,808,000	—	—	5,808,000
Short-Term Investment	10,699,284	—	—	10,699,284
Investment Purchased with
cash proceeds from
securities lending	9,942,800	—	—	9,942,800
Total Investments
in Securities	$305,155,036	$202,635,794	$—	$507,790,830

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

No transfers were made into or out of Level 3 during the period ended June 30, 2014.

Transfers into Level 2	$1,980,000
Transfers out of Level 2	—
Net Transfers in and/or out of Level 2	$1,980,000
Transfers into Level 1	$—
Transfers out of Level 1	(1,980,000)
Net Transfers in and/or out of Level 1	$(1,980,000)

Transfers were made out of Level 1 into Level 2 due to a decrease in market activity.

Securities valued using the FVIS price are listed as Level 2; those that are valued using a closing price are listed as Level 1.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “registered investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies the major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted (U.S. GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2014, the following adjustments were made:

Undistributed Net	Undistributed Net Realized
Investment Income	Gain on Investments
$(107,976)	$107,976

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

K.
Recently Issued Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.”  ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

L.
Shareholder Meeting (Unaudited).  On February 25, 2014, Portfolio 21 Investments, (the “Advisor”) entered into a new Investment Advisory Agreement as a result of a change of control that effectively terminated the previous Investment Advisory Agreement with Professionally Managed Portfolios on behalf of the Fund.  At a meeting held August 12, 2013, the Board of Trustees approved the new Investment Advisory Agreement between the Advisor and the Trust on behalf of the Fund, subject to shareholder approval.  At a special meeting of the shareholders held on November 20, 2013, shareholders approved the new Investment Advisory Agreement with the Advisor and the Trust on behalf of the Fund based on the following results:

Total Outstanding Shares	11,762,147
Total Shares Voted	5,934,333
For	5,716,731
Against	13,127
Abstain	204,475

The new Investment Advisory Agreement is substantially similar in all material aspects compared to the previous Investment Advisory Agreement.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended June 30, 2014, the Fund incurred $4,484,881 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.  As of the year ended June 30, 2014, the Fund has recouped all available fees waived.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the year ended June 30, 2014, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian.   Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  Effective June 1, 2014, the Advisor is not acting in the capacity of Distribution Coordinator.  As of June 1, 2014, Distribution Plan fees are paid to the Distributor for the sale and distribution of the Fund’s shares and services it provides to shareholders.  For the year ended June 30, 2014, the Fund incurred $740,148 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2014, the Fund incurred $148,030 in Sub-Transfer Agent fees.

NOTE 4 – SECURITIES LENDING

The Fund may lend up to 33 1/3% securities in its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

The Fund receives compensation in the form of fees and earns interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of June 30, 2014, the Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the Custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2014, the market value of the securities on loan and payable on collateral due to broker were as follows:

Payable on
Market Value of	Collateral
Securities on Loan	Received
$9,798,665	$9,942,800

Offsetting Assets and Liabilities.  The Fund is subject to various netting arrangements, which govern the terms of certain transactions with counterparties.  The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of June 30, 2014.

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the
		Statements	Statement		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$9,942,800	$ —	$9,942,800	$9,942,800	$ —	$ —

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

The Fund receives cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the First American Prime Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for the Fund includes the particular cash collateral holding as of June 30, 2014.

The interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Fund’s Statements of Operations.  Fees and interest income earned on collateral investments and recognized by the Fund during the year ended June 30, 2014, was $200,489.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2014, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $191,612,636 and $184,603,802, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2014.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor.  For the year ended June 30, 2014, the Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	July 1,			June 30,	Gain	Dividend	June 30,	sition
Issuer	2013	Purchases	Sales	2014	(Loss)	Income	2014	Cost
New Resource
Bank	450,000	—	—	450,000	$—	$—	$1,980,000	$1,980,000
Total							$1,980,000	$1,980,000

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2014, and the year ended June 30, 2013, was as follows:

	June 30, 2014	June 30, 2013
Distributions paid from:
Ordinary income	$2,537,692	$4,191,860

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014, Continued

As of June 30, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$382,460,772
Gross tax unrealized appreciation	135,227,209
Gross tax unrealized depreciation	(9,897,151)
Net tax unrealized appreciation	125,330,058
Undistributed ordinary income	3,874,536
Undistributed long-term capital gain	28,193,427
Total distributable earnings	32,067,963
Other accumulated gain/(loss)	28,310
Total accumulated gain/(loss)	$157,426,331

The difference between book and tax-basis unrealized appreciation is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and wash sales.

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2014, the Fund had no post October loss.  At June 30, 2014, the Fund had no capital loss carryforwards available for federal income tax purposes.

Portfolio 21 Global Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 Global Equity Fund and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21 Global Equity Fund (the “Fund”), a series of Professionally Managed Portfolios, as of June 30, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 Global Equity Fund as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 26, 2014

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly,	1	Director, PNC
(born 1943)	and	Term;	President, Talon		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Industries, Inc.
Fund Services, LLC		May 1991.	(business consulting);
2020 E. Financial Way			formerly, Executive
Suite 100			Vice President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant;		Foundation;
c/o U.S. Bancorp		Since	formerly, Chief		The Univ. of
Fund Services, LLC		May 1991.	Executive Officer,		Virginia Law
2020 E. Financial Way			Rockefeller Trust Co.,		School Fdn.
Suite 100			(prior thereto Senior
Glendora, CA 91741			Vice President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	1	None.
(born 1973)		Term;	Officer, Direxion
c/o U.S. Bancorp		Since	Funds since 2013;
Fund Services, LLC		September	formerly, Senior
2020 E. Financial Way		2011.	Vice President, and
Suite 100			Chief Financial
Glendora, CA 91741			Officer (and other
positions), U.S.
Bancorp Fund
Services, LLC,
(1997-2013).

Carl A. Froebel	Trustee	Indefinite	Formerly President	1	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May	Data Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May	Vice President,		Funds; Trustee,
2020 E. Financial Way		1991.	Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		April	LLC, since
615 East Michigan St.		2013.	April 2005.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance
Fund Services, LLC		July 2011.	Officer (and other
615 East Michigan St.	Anti-	Indefinite	positions), U.S.
Milwaukee, WI 53202	Money	Term;	Bancorp Fund
	Laundering	Since	Services, LLC since
	Officer	July 2011.	August 2004.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Portfolio 21 Global Equity Fund

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2014, Portfolio 21 Global Equity Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	0.0000	0.0140
Belgium	0.0017	0.0112
Brazil	0.0016	0.0456
Canada	0.0043	0.0287
Denmark	0.0056	0.0371
France	0.0100	0.0677
Germany	0.0055	0.0366
Hong Kong	0.0010	0.0100
Ireland	0.0000	0.0206
Japan	0.0032	0.0266
Korea, Republic of	0.0027	0.0138
Netherlands	0.0051	0.0341
Portugal	0.0022	0.0145
Singapore	0.0000	0.0107
Spain	0.0027	0.0183
Sweden	0.0071	0.0472
Switzerland	0.0051	0.0339
Taiwan	0.0025	0.0125
United Kingdom	0.0043	0.2787
United States	0.0000	0.1811

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from the net investment income designated as the qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2014, was 82.7%.

Portfolio 21 Global Equity Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  In addition, Portfolio 21 also discloses its complete holdings and certain other portfolio characteristics on Portfolio 21 Global Equity Fund’s web site at www.Portfolio21.com generally on the first business day after each month-end.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.Portfolio21.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Fund is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21 Global Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
PORTFOLIO 21
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York 10022

Portfolio 21 Global Equity Fund – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 Global Equity Fund – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Portfolio 21 Global Equity Fund

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$23,800	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Portfolio 21 Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/ Elaine E. Richards
Elaine E. Richards, President

Date     August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Elaine E. Richards
Elaine E. Richards, President

Date     August 28, 2014

By (Signature and Title)                      /s/ Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     August 22, 2014

* Print the name and title of each signing officer under his or her signature.